State Specific Municipal

Money Market Funds

MICHIGAN MUNICIPAL MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

Prospectus

February 19, 2005

Reserve Shares

Investing in high-quality, short-term securities

for current income, stability of principal and liquidity.

[LOGO]

Janney Montgomery Scott LLC

1801 Market Street, Philadelphia, PA 19103-1675

Member: NYSE • NASD • SIPC

This prospectus is to be used only by clients of Janney Montgomery Scott LLC. The funds are series of JPMorgan Funds. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	5

More About the Funds
Principal Investment Strategies	9
Investment Risks	10
Portfolio Quality and Maturity	12
Temporary Defensive Positions	13

How Your Account Works
Buying Fund Shares	14
Selling Fund Shares	16
Rule 12b-1 Fees	17
Shareholder Servicing Fees	18

Shareholder Information
Voting Rights	19
Dividend Policies	19
Tax Treatment of Shareholders	19
Shareholder Statements and Reports	21
Availability of Proxy Voting Record	21
Portfolio Holdings Disclosure	21

Management of the Funds
The Adviser	22
The Administrator	22
The Distributor	22
Advisory Fees	22
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	23
Fund Manager Compensation and Fund Holdings	23

Legal Proceedings and Additional Fee and Expense Information	25
Financial Highlights	30
Appendix A: Investment Practices	31

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Michigan
Municipal Money Market Fund

(formerly One Group® Michigan Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund also may invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund’s investments.

FUND SUMMARY

Michigan Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1 — Reserve Shares (formerly Class A Shares)

[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

Best Quarter:	0.92%	4Q2000	Worst Quarter:	0.05%	3Q2003

FUND SUMMARY

Michigan Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20041

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/31/91
Reserve	1/31/91	0.53%	1.45%	2.19%	2.29%
[1]	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on March 22, 1999.

To obtain current yield information, call your Janney Financial Consultant or 800-Janneys. You may also obtain this information by visiting Janney’s website at www.jmsonline.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	RESERVE
Investment Advisory Fees	.08%
Distribution (12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.13%
Total Annual Fund Operating Expenses	.76%
Fee Waiver and/or Expense Reimbursement[2]	(.06)%
Net Expenses	.70%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Michigan Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

RESERVE
1 Year[1]	$72
3 Years	232
5 Years	412
10 Years	933
[1]	Without contractual fee waivers, 1 Year expenses would be $78.

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Ohio Municipal Money Market Fund

(formerly One Group® Ohio Municipal Money Market Fund)

What is the goal of the Fund?	The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with Securities and Exchange Commission (SEC) rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What are municipal securities?

Municipal securities are issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Will any portion of my investment be subject to the federal alternative minimum tax?

Up to 100% of the Fund’s assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read “More About the Funds” and “Investment Risks.”

MAIN RISKS	Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund’s performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund’s investments.

FUND SUMMARY

Ohio Municipal Money Market Fund

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by “credit enhancements” such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year) — Reserve Shares (formerly Class A Shares)

Best Quarter:	0.91%	4Q2000	Worst Quarter:	0.05%	3Q2003

FUND SUMMARY

Ohio Municipal Money Market Fund

The Average Annual Total Returns Table shows the Fund’s average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 2004

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 1/26/93
Reserve	1/26/93	0.55%	1.45%	2.20%	2.20%

To obtain current yield information, call your Janney Financial Consultant or 800-Janneys. You also may obtain this information by visiting Janney’s website at www.jmsonline.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	RESERVE
Investment Advisory Fees	.08%
Distribution (12b-1) Fees	.25%
Shareholder Service Fees	.30%
Other Expenses[1]	.12%
Total Annual Fund Operating Expenses	.75%
Fee Waiver and/or Expense Reimbursement[2]	(.05)%
Net Expenses	.70%
[1]	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with the Administrator had been in effect during the most recent fiscal year.
[2]	JPMorgan Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .70% of the average daily net assets of the Reserve Shares for the period beginning February 19, 2005 through October 31, 2006.

FUND SUMMARY

Ohio Municipal Money Market Fund

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

RESERVE
1 Year[1]	$72
3 Years	231
5 Years	408
10 Years	922
[1]	Without contractual fee waivers, 1 Year expenses would be $77.

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust II and is managed by JPMorgan Investment Advisors. For more information about the Funds and JPMorgan Investment Advisors, please read “Management of the Funds” and the Statement of Additional Information.

Principal Investment Strategies	The Funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund
Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

•  The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

•  The Fund also may invest up to 20% of its assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•  The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND.

• The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

• Each security held by the Fund will mature in 397 days or less as determined under Rule 2a-7.

• The Fund will acquire only those securities that present minimal credit risks.

• As a matter of fundamental policy, the Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

•  The Fund will purchase municipal securities only if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

•  The Fund also may invest up to 20% of its assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

•  The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that may be subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled “Tax Treatment of Shareholders” before you invest.

• The Fund also may invest up to 20% of its assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

Investment Risks	The main risks associated with investing in the Funds are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

DIVERSIFICATION.  The Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a “diversified” fund. In addition, each Fund’s investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

THE MICHIGAN ECONOMY.  The Michigan Municipal Money Market Fund’s investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

THE OHIO ECONOMY.  The Ohio Municipal Money Market Fund’s investments are concentrated in Ohio. While Ohio’s economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

FIXED INCOME SECURITIES.  Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

PREPAYMENT AND CALL RISK.  Mortgage-backed securities and asset-backed securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, a Fund may have to reinvest in securities with lower yields. In addition, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

DERIVATIVES.  The Funds may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

ILLIQUID INVESTMENTS.  Each Fund may invest up to 10% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven days. JPMorgan Investment Advisors will follow guidelines adopted by the Board of Trustees of JPMorgan Trust II in determining whether an investment is illiquid.

For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

Additional investment policies can be found in the Statement of Additional Information.

Portfolio Quality and Maturity	The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund’s average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition as determined under Rule 2a-7. Moreover, the SEC rules limit exposure to a single issuer to 5% of a diversified money market fund’s assets (although there is no limit on government securities). Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund’s Board of Trustees will consider such an event in determining whether the Fund should continue to hold the security.

Temporary Defensive Positions	To respond to unusual market conditions, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than longer-term investments, produce taxable income and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

How Your Account Works

Buying Fund Shares	You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by Financial Intermediaries that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase) that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. To purchase shares, contact your Janney Financial Consultant.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund’s cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded, therefore no certificate will be issued.

Your Financial Intermediary will be responsible for transmitting your purchase order to the Fund by the Fund’s cut-off time. Your Financial Intermediary may have an earlier cut-off time. In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).

Normally, the cut-off time for the Fund is:

Michigan Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” before the Fund’s cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund’s close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Minimum investments	Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Through Your Financial Intermediary

Tell your Financial Intermediary what you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Selling Fund Shares

To sell shares, contact your Janney Financial Consultant.

You can sell your shares on any day that JPMorgan Funds Services is accepting purchase orders. You will receive the next NAV per share calculated after JPMorgan Funds Services accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by Automated Clearing House (ACH) to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

• You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

• You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary how many shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service. Your Finance Intermediary may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Rule 12b-1 Fees	Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Reserve Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Reserve Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of the Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such entities for performing shareholder and administrative services.

The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to Reserve Shares of each Fund.

Other Information Concerning the Funds

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

The Funds may suspend your ability to redeem or postpone payment for more than seven days when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See “Additional Purchases and Redemption Information” in the Statement of Additional Information for more details about this process.

Shareholder Information

Voting Rights	The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends

The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. The dates on which dividends will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash and thus are currently taxable. If you elect to receive distributions in cash and the U.S. Postal Service twice returns your check to the Funds as “undeliverable,” your check will be credited back to your account and all future distributions will be reinvested in Fund shares.

If you want to change the way in which you receive dividends and distributions, contact your Janney Financial Consultant.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. For more information about your specific tax situation, please consult your tax advisor.

Taxation of Dividends — Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income and net capital gains, if any, on at least an annual basis. These Funds may pay “exempt-interest dividends” if at least 50% of the value of Fund assets at the end of each quarter of the Fund’s taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor’s gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Taxation of Dividends — Michigan Municipal MoneyMarket Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Dividends — Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Dividends that are attributable to profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described elsewhere in this section. If you are considering purchasing shares of any money market funds, particularly the Michigan Municipal or the Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information, see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders. For additional information on the potential tax consequences of investing in the Funds, please see the Statement of Additional Information.

Shareholder Statements and Reports	You will receive transaction confirmation statements and quarterly account statements. Please review these statements carefully.

Availability of Proxy Voting Record	The Trustees have delegated the authority to vote proxies for securities owned by the
Funds to JPMorgan Investment Advisors. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or on the Funds’ website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure	Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at
www.sec.gov.
Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

Management of the Funds

The Adviser	JPMorgan Investment Advisors Inc. (formerly known as Banc One Investment Advisors
Corporation) (the Adviser) (1111 Polaris Parkway, Suite 2-J, P.O. Box 710211, Columbus, Ohio
43271-0211) makes the day-to-day investment decisions for each of the Funds and continuously reviews, supervises and administers each of the Fund’s investment program. JPMorgan Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Trust II. JPMorgan
Investment Advisors has served as investment adviser to the Trust since its inception. In addition, JPMorgan Investment Advisors serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31,
2004, JPMorgan Investment Advisors managed over $172 billion in assets. JPMorgan
Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase.
JPMorgan Investment Advisors Inc. is referred to in this prospectus as “JPMorgan
Investment Advisors.”

The Administrator	JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J,
P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Funds’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:
0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.
The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Distributor	JPMorgan Distribution Services, Inc. (the Distributor) (1111 Polaris Parkway, Suite 2-J, P.O.
Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Funds. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Advisory Fees	JPMorgan Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

FUND	ANNUAL RATE AS % OF AVERAGE DAILY NET ASSETS
JPMorgan® Michigan Municipal Money Market Fund	.27
JPMorgan® Ohio Municipal Money Market Fund	.27

Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	JPMorgan Investment Advisors, the Funds’ Distributor, and from time to time, other affiliates of JPMorgan Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Funds. Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k)
plan administrators and others, including various affiliates of JPMorgan Chase that have entered into agreements with the Distributor, such as JPMorgan Chase Bank, N.A.,
J.P. Morgan Securities, Inc., Bank One Trust Company, N.A., and Banc One Securities
Corporation. These additional cash incentives, sometimes referred to as “Revenue
Sharing Arrangements,” are payments over and above the sales charges (including Rule
12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to
Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial
Intermediary provides shareholder services to Fund shareholders. JPMorgan Investment
Advisors and the Funds’ Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Funds’ Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a Contingent Deferred
Sales Charge (CDSC). For information regarding these arrangements, please read “Cash
Compensation to Financial Intermediaries” in the Statement of Additional Information.

Fund Manager Compensation and Fund Holdings	The Portfolio managers and research analysts described in this prospectus participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional’s performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

•  Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

• Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of an investment professional’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds (now known as the JPMorgan Trust II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, JPMorgan Investment Advisors (formerly known as Banc One Investment Advisors) entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, JPMorgan Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, JPMorgan Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires JPMorgan Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, JPMorgan Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the NYAG settlement agreement, the $50 million payment by JPMorgan Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with JPMorgan Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of JPMorgan Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that JPMorgan Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing certain Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. JPMorgan Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and JPMorgan Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of One Group Mutual Funds and JPMorgan Investment Advisors and certain current and former Trustees. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, the Government Bond Fund and the U.S. Equity Fund (successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

Non-Reduced Rate Funds			NET EXPENSE RATIO		GROSS EXPENSE RATIO
	FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
	Michigan Municipal Money Market Fund	Reserve	0.74%	0.70%	0.76%
	Ohio Municipal Money Market Fund	Reserve	0.72%	0.70%	0.75%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

• On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

• Your investment has a 5% return each year;

• The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

• At the time of purchase, any applicable initial sales charges (loads) are deducted; and

• There is no sales charge (load) on reinvested dividends.

•    The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND	RESERVE
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$72	5.00%	4.30%	4.30%
October 31, 2006	$75	10.25%	8.78%	4.30%
October 31, 2007	$84	15.76%	13.40%	4.24%
October 31, 2008	$88	21.55%	18.21%	4.24%
October 31, 2009	$92	27.63%	23.22%	4.24%
October 31, 2010	$96	34.01%	28.44%	4.24%
October 31, 2011	$100	40.71%	33.89%	4.24%
October 31, 2012	$104	47.75%	39.56%	4.24%
October 31, 2013	$108	55.13%	45.48%	4.24%
October 31, 2014	$113	62.89%	51.65%	4.24%
October 31, 2015	$118	71.03%	58.08%	4.24%

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND	RESERVE
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$72	5.00%	4.29%	4.29%
October 31, 2006	$75	10.25%	8.78%	4.30%
October 31, 2007	$83	15.76%	13.40%	4.25%
October 31, 2008	$87	21.55%	18.22%	4.25%
October 31, 2009	$91	27.63%	23.25%	4.25%
October 31, 2010	$94	34.01%	28.48%	4.25%
October 31, 2011	$98	40.71%	33.94%	4.25%
October 31, 2012	$103	47.75%	39.64%	4.25%
October 31, 2013	$107	55.13%	45.57%	4.25%
October 31, 2014	$111	62.89%	51.76%	4.25%
October 31, 2015	$116	71.08%	58.21%	4.25%

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds’ performance for the last five years or the period of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

MICHIGAN MUNICIPAL MONEY MARKET FUND RESERVE (FORMERLY CLASS A SHARES)	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.31%	0.62%	1.16%	3.18%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$53,414	$77,476	$62,408	$125,294	$76,294
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.70%	0.72%
Ratio of net investment income to average net assets	0.31%	0.62%	1.21%	3.05%	3.03%
Ratio of expenses to average net assets*	0.81%	0.82%	0.80%	0.78%	0.81%

OHIO MUNICIPAL MONEY MARKET FUND RESERVE (FORMERLY CLASS A SHARES)	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Investment Activities:
Net investment income	0.003	0.006	0.012	0.031	0.030
Distributions:
Net investment income	(0.003)	(0.006)	(0.012)	(0.031)	(0.030)
NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.30%	0.63%	1.17%	3.16%	3.06%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$59,971	$79,911	$90,602	$59,583	$29,842
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	0.30%	0.62%	1.17%	3.05%	3.00%
Ratio of expenses to average net assets*	0.75%	0.75%	0.75%	0.74%	0.77%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

Appendix A

Investment Practices	The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

FUND NAME	FUND CODE
JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	2

Instrument	Fund Code	Risk Type
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1-2	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-2	Credit Liquidity Market
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-2	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-2	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-2	Market Liquidity Management
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1-2	Market Credit Liquidity
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1-2	Market Political Liquidity Foreign Investment

Instrument	Fund Code	Risk Type
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-2	Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).	1-2	Prepayment Market Credit Regulatory Leverage
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-2	Market Credit Political Tax Regulatory
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.	1-2	Credit Tax Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-2	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-2	Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-2	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	1-2	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac obligations.	1-2	Market Credit Govt. Securities

Instrument	Fund Code	Risk Type
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Securities Money Market Fund does not buy STRIPS and CUBES.	1-2	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1-2	Market Credit Liquidity
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-2	Market Leverage Liquidity Credit

Investment Risks	Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate. If these fluctuations are sufficiently strong (despite the
Fund’s efforts to control them), the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

•    Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

• Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements and adverse economic developments.

•    Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

•    Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•    Management Risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•  Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

• Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•  Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

•  Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•  Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Privacy Policy

The JPMorgan Funds understand that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions	This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

•   Consumer — an individual who applies for or obtains a financial product or service from the JPMorgan Funds for personal, family or household purposes, including individuals who don’t have a continuing relationship with the JPMorgan Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in the JPMorgan Funds.

• Customer — a consumer who has a continuing relationship with the JPMorgan Funds through record ownership of fund shares.

•   Nonpublic personal information — any personally identifiable financial information about a consumer that is obtained by the JPMorgan Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud, and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms, on our website, or through other means;

• Information we receive from you through transactions, correspondence and other communications with us; and

• Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Third Party Service Providers

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service accounts. For instance, we will share information with the transfer agent for the JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas, or as described in the following section.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

JPMorgan Distribution Services, Inc. (JPMDS)

In general, JPMDS, as distributor for JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Children’s Online Privacy Act Disclosure

From our website, the JPMorgan Funds do not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Special Notice to California Consumers

The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

Security

For your protection, the JPMorgan Funds maintain security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

JPMorgan Funds’ Privacy Commitment

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

This description of the JPMorgan Funds’ Privacy Policy is not part of the prospectus.

To Contact

JANNEY MONTGOMERY SCOTT LLC

By Telephone

Call your Janney Financial Consultant or 1-800-Janneys.

By Mail

Janney Montgomery Scott LLC

Attn: Central Asset Account Department

1801 Market Street

Philadelphia, PA 19103

On the Internet

http://www.jmsonline.com

How Can I Get More Information?

You can get a free copy of the semiannual/annual reports or the Funds’ Statement of Additional Information (SAI), request other information or discuss your questions about the Funds by contacting your Janney Financial Consultant. The SAI (which is incorporated into this prospectus by reference) and semiannual/annual reports contain additional information about the Funds, and in the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You can also review and copy the Funds reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s Website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)